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                                                                   EXHIBIT 10.51



         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR
(ii) THE COMPANY RECEIVES AN OPINION OF ITS COUNSEL, OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

                         LITHIUM TECHNOLOGY CORPORATION

                       CONVERTIBLE SECURED PROMISSORY NOTE

$125,000                                                       NOVEMBER 29, 1999



         For value received, Lithium Technology Corporation, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Pacific Lithium Limited, a New Zealand corporation (together with its successors, assigns and transferees, collectively, the "Lender"), the principal amount of up to one hundred twenty-five thousand Dollars ($125,000) (the "Loan"), plus unpaid default interest (the "Default Interest") accrued thereon (after payment hereunder is past due) to the date of repayment in full thereof, to be used for the purchase of one soft-pack cell packaging and filling machine as described in the Security Agreement described below in Section 5. This Note is being delivered in connection with the Bridge Loan Financing Agreement dated November 29, 1999 between the Borrower and the Lender (the "Bridge Loan Agreement"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Bridge Loan Agreement.

         1. Maturity Date. The Loan shall be converted in accordance with the terms herein into Conversion Consideration on the earlier of (A) May 30, 2000, if the shareholders of the Borrower shall not have voted to approve the Merger Agreement contemplated by the parties hereto (the "Merger Agreement") on or before such date or (B) the date after the day on which the Merger Agreement is terminated in accordance with its terms (the "Termination Date") set forth in the Merger Agreement.

         2.       Default Interest.

                  2.1 Any overdue principal of the Loan shall bear Default Interest, payable on demand, for each day from and including the Maturity Date until the date of actual payment in full thereof (both before and after judgment), at a rate per annum equal to 12%. All payments of Default Interest shall be made as part of the Conversion Consideration.


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                  2.2 Default Interest on the Loan shall be payable immediately and shall be computed on the basis of a year of 365 days and paid for the actual number of days for which payment is past due (including the first day but excluding the last day).

         3.       Conversion.

                  (a) This Note (including both principal and accrued Default Interest, if any) shall be automatically converted into the Conversion Consideration (as defined below) on the earlier of (A) May 30, 2000, if the shareholders of the Borrower shall not have voted to approve the Merger Agreement on or before such date or (B) the date after the Termination Date set forth in the Merger Agreement, provided that a Merger Agreement shall have been executed and delivered by the Borrower and the Lender but the Borrower and the Lender shall not have consummated the transactions contemplated in the Merger Agreement (the "Transaction") by the Termination Date. Notwithstanding the foregoing, if the closing of the Transaction does not occur on or before the Termination Date due to a failure by the Lender's Board of Directors to act on good faith in proceeding with the Transaction contemplated under the Merger Agreement, then the Conversion Consideration shall consist solely of the Shares.

                  (b) The term "Conversion Consideration" means the due authorization, execution and delivery of each of the following documents and instruments in accordance with the Bridge Loan Financing Agreement dated the date hereof between the parties hereto: (i) the Commitment Warrant, (ii) the Commitment License Agreement and (iii) a certificate issued in the name of Lender, and delivered in escrow to its U.S. legal counsel, representing shares of Common Stock, par value $0.01 per share, of the Borrower issuable upon conversion of the principal of this Note at a per share price equal to $0.10 per share or, upon the Lender's request pursuant to Section 3.3(b) of the Bridge Loan Agreement, a certificate issued in the name of Lender, and delivered in escrow to its U.S. legal counsel, representing shares of Preferred Stock of Borrower.

         4.       Miscellaneous.

                  4.1 Notices. All notices shall be made in writing and shall be delivered by facsimile or mailed first class postage prepaid, to the Borrower or to the Lender at such respective addresses as may be furnished in writing to the other party.

                  4.2 Transfer. This Note may be transferred by the Lender to any of its affiliates at any time without the written consent of the Borrower, but may not be transferred to any other third party without the prior written consent of the Borrower, which will not be unreasonably withheld.


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                  4.3      Waiver and Amendment.

                           (a)  The Borrower hereby waives to the fullest extent
permitted by applicable law, presentment, demand, notice, protest, and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provisions of this Note.

                           (b)   THE BORROWER FURTHER WAIVES, TO THE EXTENT
PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE.

                           (c)  No failure or delay on the part of the Lender in
exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise of any right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                  4.4 Construction. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to its conflicts of law principles.

                  4.5 Expenses. The Borrower shall pay on demand all reasonable out-of-pocket expenses incurred or sustained by the Lender in connection with the enforcement or protection of rights of the Lender under this Note, including all costs of collection and the fees and disbursements of legal counsel.

                  4.6 Attorneys Fees. If any legal action is commenced by either party hereto to enforce its rights under this Note, the prevailing party shall be entitled to recover from the other party all costs of such action, including reasonable attorneys fees and court costs.

                  4.7 Loss, Theft, Destructions, Etc. Upon receipt by the Borrower of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Borrower, and upon reimbursement to the Borrower of all reasonable expenses incidental thereto, or, in the case of mutilation or transfer of this Note, upon surrender and cancellation of this Note, the Borrower will make and deliver a new Note of like tenor (payable, in the case of transfer, in the name of the new holder or its order), in lieu of this Note.

         5. Security. This Note is secured pursuant to the Packaging Security Agreement (as defined in the Bridge Loan Agreement).

                  [Remainder of Page Intentionally Left Blank]



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                        [Signature page-- $125,000 Note]

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified by the duly authorized representative of the Company.

                                       LITHIUM TECHNOLOGY CORPORATION

                                       By:  /s/ David J. Cade
                                            -----------------------------
                                            Name: David J. Cade
                                            Title: Chairman and CEO